                                                                 EXHIBIT 99.2

                ITW CONFERENCE CALL - FIRST QUARTER 2003

ITW Agenda

1.  Introduction..............John Brooklier

2.  Financial Overview........Jon Kinney

3.  Manufacturing Segments....John Brooklier

4.  Forecast..................Jon Kinney

5.  Q and A...................Kinney/Brooklier

ITW Forward-Looking Statements

Statements  regarding the company's earnings  estimates contain  forward-looking statements within the meaning of the private securities Litigation Reform act of
1995,  including,  without limitation,  statements  regarding the company's 2003 forecasts.  These  statements are subject to certain risks,  uncertainties,  and other factors,  which could cause actual results to differ materially from those anticipated,  including, without limitation, the following risks:1)a downturn in the construction,  automotive,  general industrial,  food service and retail, or real estate  markets;  2)deterioration  in global and  domestic  businesses  and economic  conditions,  particularly in North America, the European community and
Australia;  3) the unfavorable  impact of foreign currency  fluctuations;  4) an interruption  in , or reduction in,  introducing new products into the Company's product lines;  and 5)an  unfavorable  environment  for making  acquisitions  or dispositions,  domestic  and  international,  including  adverse  accounting  or regulatory requirements and market value of candidates.

Conference Call Playback

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ITW Quarterly Highlights

                                        2002        2003      F(U) Last Year
                                                              --------------
                                         Q1          Q1       Amount      %
                                      --------    --------    ------   ------
Operating Revenues                     2,204.7     2,313.8     109.1     4.9%
Operating Income                         309.9       321.0      11.1     3.6%
   % of Revenues                          14.1%       13.9%     -0.2%

Income From Continuing Operations
   Income Amount                         194.4       199.5       5.1     2.6%

   Income Per Share-Diluted                0.63        0.65      0.02    3.2%

Average Invested Capital               6,506.6     6,468.7     (37.9)   -0.6%
Return on Invested Capital                12.4%       12.9%      0.5%

Free Cash                                230.7       176.7     (54.0)  -23.4%

ITW Quarterly Operating Analysis

                                           % F(U) Prior Year
                                -------------------------------------------
                                  Operating     Operating      Operating
                                    Revenue       Income         Margins
                                  ---------     ---------      ---------
Base Manufacturing Business
   Operating Leverage                 -1.7%        -5.2%         -0.5%
   Non Volume Related                               3.0%          0.4%
                                      -----        -----         -----
     Total                            -1.7%        -2.2%         -0.1%

Acquisitions / Divestitures            1.9%         1.1%         -0.1%

Translation                            4.8%         4.0%         -0.1%

Restructuring                                       0.5%          0.1%

Leasing and Investments               -0.1%         0.2%          0.0%
                                      -----       -----          -----
Total                                  4.9%         3.6%         -0.2%
                                      =====       =====          =====

ITW Leasing and Investment

                              2002           2003            F(U) Last Year
                            ----------------------       ---------------------
                              Q1             Q1          Amount          %
                            -----           -----        ------         ----
Operating Revenues           32.1            30.4         (1.7)        -5.3%

Operating Income             16.8            17.4          0.6          3.6%

Operating Margins            52.3%           57.2%         4.9%

ITW Non Operating and Taxes

                                         2002       2003     F(U) Last Year
                                                             ---------------
                                          Q1         Q1      Amount       %
                                         ------    ------    ------   ------
Operating Income                          309.9     321.0     11.1     3.6%

   Interest Expense                       (17.5)    (17.4)     0.1
   Other Income (Expense)
                                            2.1       3.3      1.2
                                          -----     -----     ----     ----
Income From Continuing Operations-P/T     294.5     306.9     12.4     4.2%

   Income Taxes                           100.1     107.4      7.3
   % to Pre Tax Income                       34%       35%    -1.0%

Income From Continuing Operations-A/T     194.4     199.5      5.1   2.6%
                                          =====     =====      ===   ====

ITW Invested Capital

                                   3/31/02     12/31/02    3/31/03
                                   -------     -------     -------
Trade Receivables                  1,486.8     1,500.0     1,562.3
   Days Sales Outstanding             60.7        60.8        55.6
Inventories                          964.9       962.7     1,009.0
   Months on Hand                      2.0         1.8         2.0
Other Current Assets                 328.7       354.3       354.6
Accounts Payable and Accruals     (1,279.5)   (1,445.6)   (1,383.8)
                                   -------     -------     -------
Operating Working Capital          1,500.9     1,371.4     1,542.1
   % to Revenue(Prior 4 Qtrs.)         16%         14%         16%
Net plant and Equipment            1,605.2     1,631.2     1,657.5
Investments, net of  L+I Debt        569.1       622.3       576.4
Goodwill                           2,281.6     2,394.5     2,417.0
Other net                            424.2       383.8       341.3
                                   -------     -------     -------
Invested Capital                   6,381.0     6,403.2     6,534.3
                                   =======     =======     =======

ITW Debt and Equity

                                   3/31/02     12/31/02   3/31/03
                                   -------     -------     -------
Total Capital
   Short Term Debt                   276.5       121.6       101.0
   Long Term Debt                  1,249.7     1,460.4     1,451.8
                                   -------     -------     -------
     Total Debt                    1,526.2     1,582.0     1,552.8
   Stockholders Equity             5,945.9     6,649.0     6,919.1
                                   -------     -------     -------
     Total Capital                 7,472.1     8,231.0     8,471.9
   Less:
     Leasing and Investment Debt    (810.1)     (770.1)     (812.0)
     Cash                           (281.0)   (1,057.7)   (1,125.6)
                                   -------     -------     -------
Net Debt and Equity                6,381.0     6,403.2     6,534.3
                                   =======     =======     =======

Debt to Total Capital                 20%         19%         18%
                                   =======     =======     =======
Debt to Total Capital (x L+I)         12%         11%         10%
                                   =======     =======     =======

ITW Cash Flow

                                           2002     2003
                                            Q1       Q1
                                           -----    -----
Net Income                                 (23.4)   195.4
   Adjust for Non Cash Items               272.6     64.3
   Changes in Operating Assets and Liab.    33.7    (42.5)
                                           -----    -----
Net Cash From Operating Activities         282.9    217.2

   Additions to Plant and Equipment        (64.0)   (56.2)
   Proceeds from investments                11.8     15.7
                                           -----    -----
Free Cash                                  230.7    176.7

   Acquisitions                            (35.3)   (14.8)
   Investments                            (115.0)   (29.1)
   Dividends                               (67.1)   (70.5)
   Debt                                    (40.9)   (32.7)
   Other                                    26.4     38.3
                                           -----    -----
Net Cash Increase(Decrease)                 (1.2)    67.9
                                           -----    -----

ITW Return on Invested Capital

                                         2002         2003          F(U)
Current Quarter                    Q1           Q1         Prior Yr.
                                        -------     -------       --------
Operating Income after taxes             201.4       208.7          7.3
  Operating Margins                        9.1%        9.0%        -0.1%
Average Invested Capital               6,506.6      6,468.7        (37.9)

  Capital Turnover                         1.36         1.43         0.1
Return on Average Invested Capital        12.4%        12.9%         0.5%
                                        =======      =======      =======

                                          2002        2003          F(U)
Year to Date                        Q1          Q1         Prior Yr.
                                        -------     -------       --------
   Operating Income after taxes          201.4        208.7          7.3
     Operating Margins                     9.1%         9.0%        -0.1%
   Average Invested Capital            6,506.6      6,468.7        (37.9)
     Operating Margins                     1.36         1.43         0.1
   Return on Average Invested Capital     12.4%        12.9%         0.5%
                                        =======      =======      =======

ITW Acquisitions

                                       Q1     Q2      Q3     Q4           Q1
                                      ----   ----    ----   ----         ----
Annual Revenues Acquired               31     59      33     72           49
                                      ----   ----    ----   ----         ----
Purchase Price
   Cash Paid                           35     57      14     82           44
   Stock Issued                         -      -       -      -            -
                                      ----   ----    ----   ----         ----
     Total                             35     57      14     82           44
                                      ====   ====    ====   ====         ====
Number of Acquisitions
   North America
     Engineered Products               2      1       1       1           1
     Specialty Systems                 -      2       1       2           -
   International
     Engineered Products               1      2       1                   -
     Specialty Systems                 2      2       2       1           7
                                      ----   ----    ----   ----         ----
   Total                               5      7       5       4           8
                                      ====   ====    ====   ====         ====

Key Economic Data

March ISM: 46.2% is first under 50 showing since Nov. 2002

US Industrial Production (ex. Tech.): +0.2% in Feb 2003. vs. +0.5% in Jan. 2003

Euro-Zone Production Index: 48.4% in March 2003 vs. 50.1% in Feb. 2003

ITW Engineered Products - North America

                            2002           2003          F(U) Last Year
                                                        ------------------
                             Q1             Q1          Amount          %
                           -----          -----         -----        -----
Operating Revenues         736.5          748.8          12.3        1.7%

Operating Income           124.7          111.1         (13.6)     -10.9%

Operating Margins           16.9%          14.8%         -2.1%

Engineered Products - North America
Quarterly Analysis

                                  % F(U) Prior Year
                            ---------------------------------------
                            Operating     Operating      Operating
                             Revenue       Income         Margins
                            --------      --------       --------
Base Business
   Operating Leverage         -1.7%         -4.2%          -0.5%
   Non Volume Related                       -2.4%          -0.4%
                              -----         -----          -----
     Total                    -1.7%         -6.6%          -0.9%

Acquisitions/Divestitures      3.4%          0.5%          -0.4%

Translation                    0.0%          0.0%           0.0%

Restructuring                               -4.8%          -0.8%
                              -----         -----          -----
Total                          1.7%        -10.9%          -2.1%
                              =====        ======          =====

Engineered Products - North America
Key Points

ITW construction base revenues: -5% for Q1
     -Commercial construction: -5% to -10%
     -New housing: -2%
     -Renovation/rehab: +10%

Commercial construction bottomed but not expected to materially improve in 2003

New housing starts expected to decline 3% to 4% in 2003

Renovation/rehab sales look more stable for 2003

Auto base revenues = +3% for Q1

Big 3 build rates at +1% for Q1
  GM at +6%; Ford -3%; Chrysler -5%

ITW and Ward's estimates 2ndQ builds at -11%

ITW and Ward's estimates FY 2003 builds at -7%

March Big 3 inventories at 81 days - the best level since November

ITW Engineered Products - International

                        2002    2003          F(U) Last Year
                                         ---------------------
                         Q1      Q1         Amount         %
                       -----    -----    -----------   -------
Operating Revenues     332.0    405.5         73.5       22.1%

Operating Income        28.2     42.3         14.1       50.0%

Operating Margins        8.5%    10.4%         1.9%

Engineered Products - International
Quarterly Analysis

                                   % F(U) Prior Year
                          ------------------------------------------
                             Operating     Operating     Operating
                              Revenue       Income        Margins
                             --------      --------      --------
Base Business
   Operating Leverage            5.2%        22.9%         1.4%
   Non Volume Related                         9.6%         0.8%
                                -----        -----        -----
     Total                       5.2%        32.5%         2.2%

Acquisitions/Divestitures        1.7%         1.1%        -0.1%

Translation                     15.2%        21.0%         0.2%

Restructuring                                -4.6%        -0.4%
                                -----        -----        -----
Total                           22.1%        50.0%         1.9%
                                =====        =====        =====

Engineered Products - International
Key Points

Construction base revenues: +3% in Q1
  Europe +2% growth (strength in UK, France and Italy)
  Australia +3% growth (strength in new housing/Siddons Ramset 80/20 programs)

Automotive base revenues: +4% in Q1
  Builds decline 2% in Q1
  GM +6%; Ford +4%; BMW -2%; Renault -3%; VW -4%
  Forecasting FY 2003 builds to be flat

ITW Specialty Systems - North America

                          2002         2003          F(U) Last Year
                                                    -----------------
                           Q1           Q1          Amount          %
                         -----        -----         ------     ------
Operating Revenues       827.2        785.7         (41.5)      -5.0%

Operating Income         111.1        111.3           0.2        0.2%

Operating Margins         13.4%        14.2%          0.8%

Specialty Systems - North America
Quarterly Analysis

                                    % F(U) Prior Year
                          ------------------------------------------

                            Operating     Operating     Operating
                             Revenue       Income        Margins
Base Business
   Base Operating Leverage    -6.1%        -18.6%        -1.7%
   Base Non Volume                           7.4%         1.1%
                              -----         -----        -----
     Total                    -6.1%        -11.2%        -0.6%

Acquisitions / Divestitures    1.1%          1.7%         0.1%

Translation                    0.0%          0.1%         0.0%

Restructuring                                9.6%         1.3%
                              -----         -----        -----
Total                         -5.0%          0.2%         0.8%
                              =====         =====        =====

Specialty Systems - North America
Key Points

Food Equipment base revenues: -12% in Q1; restaurants and supermarkets still weak

Food Equipment op. income and margins improve in Q1 due to 80/20 programs

Industrial packaging: Signode had flat base revenues..consumables continue to outperform "cap ex" machinery

Welding base revenues down 5% in Q1

Finishing base revenues flat in Q1

ITW Specialty Systems - International

                          2002           2003           F(U) Last Year
                                                      -----------------
                           Q1             Q1          Amount          %
                         ------         ------        ------     ------
Operating Revenues        365.6          425.4         59.8       16.4%

Operating Income           29.0           38.8          9.8        33.8%

Operating Margins           7.9%           9.1%         1.2%

Specialty Systems - International
Quarterly Analysis

                                          % F(U) Prior Year
                               -------------------------------------------
                                 Operating     Operating      Operating
                                   Revenue       Income         Margins
                                 ---------     ---------      ---------
Base Business
   Base Operating Leverage          0.6%          2.2%           0.1%
   Base Non Volume                               13.8%           1.1%
                                   ------       ------          ------
     Total                          0.6%         16.0%           1.2%

Acquisitions/Divestitures           0.2%          2.5%           0.2%

Translation                        15.6%         21.7%           0.3%

Restructuring                                    -6.4%          -0.5%

Total                              16.4%         33.8%           1.2%
                                  ======        ======          ======

Specialty Systems - International
Key Points

Industrial packaging: +2% base revenues in Q1

Signode led the way for industrial packaging:
    -Europe +3%; Asia/Pacific +10%
    -growth due to consumables not machinery

Food Equipment: base revenues flat, but op. income/margins up significantly

Finishing: base revenues +2% due to auto penetration

ITW 2003 Forecast

                                                               Mid      %F(U)
                                              Low     High    Point      2002
2nd Quarter                           -----   -----    -----     -----
   Base Revenues                               -5%     -1%      -3%
   Income Per Share-Diluted                  $0.83   $0.93    $0.88        2%
Full Year
   Base Revenues                                -3%     1%      -1%
   Income Per Share-Diluted                  $3.02   $3.42    $3.22        7%

ITW 2003 Forecast Key Assumptions

Exchange rates hold at March 31, 2003 levels.

Acquired revenues in the $200 to $600 million range.

Restructuring cost  of $55 to $60 million.

No further goodwill or intangible impairment cost for the balance of the year.

Tax rate of 35%

ITW Conference Call - Q and A - First Quarter